EXHIBIT 10.6.3

                     SCHEDULE OF ADDITIONAL INDEBTEDNESS TO
                            CHARTER FINANCIAL, INC.

Loan and Security Agreement dated August 20, 1997
  Original principal amount:                           $261,495
  Term:                                                September 1, 1997--September 1, 2001
Loan and Security Agreement dated December 4, 1997
  Original principal amount:                           $211,000
  Term:                                                December 5, 1997--December 5, 2001
Loan and Security Agreement
  Original principal amount:                           $107,816
  Term:                                                49 months
Loan and Security Agreement
  Original principal amount:                           $150,000
  Term:                                                49 months
Loan and Security Agreement
  Original principal amount:                           $173,094
  Term:                                                49 months

     The foregoing Schedule summarizes the material terms of additional indebtedness the documentation of which is otherwise substantially identical to
Exhibit 10.6.1.